UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2025

DORCHESTER MINERALS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	000-50175	81-0551518
(State or other jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

3838 Oak Lawn, Suite 300, Dallas, Texas 75219
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 559-0300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partnership Interest	DMLP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 4, 2025, Dorchester Minerals, L.P., a Delaware limited partnership (the “Partnership”), was notified by Smith Allen Oil & Gas, LLP (“Smith Allen”), a member of Dorchester Minerals Management GP LLC (“DMMGP”), the general partner of the general partner of the Partnership, of the retirement of Mr. William Casey McManemin from the Board of Managers of DMMGP (the “Board”), effective December 31, 2025. In recognition of Mr. McManemin’s distinguished service, the Board has named Mr. McManemin Chairman Emeritus, an honorary designation (without compensation or voting rights) that reflects his ongoing commitment to the Partnership’s people and its partners.

On December 4, 2025, the Partnership was also notified by Smith Allen that, pursuant to the terms of that certain Second Amended and Restated Limited Liability Company Agreement of DMMGP, dated October 15, 2024 (as it may be amended), it has appointed Mr. Albert G. Nance III, age 61, as its appointed manager of the Board, effective January 1, 2026. Mr. Nance has not been named to any committee of the Board. Mr. Nance brings over 38 years of oil and gas experience to the Board, having previously served as Vice President of Land at Tri-C Resources, LLC, an independent exploration company. He is currently the Venture Manager of Garg Oil, a mineral partnership with assets in Texas and Oklahoma.

Item 7.01	Regulation FD Disclosure

On December 9, 2025, the Partnership issued a press release announcing the resignation of Mr. McManemin and the appointment of Mr. Nance to the Board (the “Press Release”). The Press Release is attached hereto as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Limitation on Incorporation by Reference:

In accordance with general instructions B.2 and B.6 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 is furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated December 9, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORCHESTER MINERALS, L.P.

Date: December 9, 2025	By:	/s/	Bradley J. Ehrman
Bradley J. Ehrman
Chief Executive Officer